UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08299

Oppenheimer International Small Company Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OppenheimerFunds, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 8/31/2012

Item 1. Reports to Stockholders.

8	31	2012

ANNUAL REPORT

Oppenheimer International Small Company Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 8/31/12

	Class A Shares of the Fund		MSCI EAFE Index	MSCI All Country World Ex U.S. Small Cap Net Index
	Without Sales Charge	With Sales Charge
1-Year	–1.39%	–7.06	–0.04%	–5.50%
5-Year	–0.62	–1.79	–4.81	–2.40
10-Year	15.84	15.15	6.67	11.52

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment.

Management’s Discussion of Fund Performance

The Fund’s Class A shares (without sales charge) lost 1.39% during the period, outperforming the MSCI All Country World Ex U.S. Small Cap Net Index (the “Index”), which lost 5.50%, while underperforming the MSCI EAFE Index, which lost 0.04%. The Fund outperformed the Index primarily as a result of better relative stock selection within the materials, information technology, and industrial sectors. Stronger relative stock selection within the health care sector also contributed to the outperformance. Conversely, the Fund underperformed the Index primarily within the consumer discretionary sector due to weaker relative stock selection.

MARKET OVERVIEW

The reporting period was defined by bouts of strength and weakness in the markets amid ongoing macroeconomic concerns.

The period began in the midst of deteriorating investor sentiment throughout the world. In Europe, Greece moved closer

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND	1

to defaulting on its sovereign debt, and the crisis spread to other members of the European Union. A torrid economic expansion in China produced an acceleration of inflation, requiring remedial measures from Chinese policymakers that threatened to dampen domestic economic growth and demand for goods and services from other nations.

Investors were encouraged by apparent progress in Europe, where the European Central Bank launched dual Long-Term Refinancing Operations to prevent a more severe crisis in the region’s banking system. China also seemed to make progress in taming inflationary pressures, and while its growth slowed in 2012, its economic expansion remained intact. These developments helped further boost global investors’ appetite for risk during the first quarter of 2012.

Investor sentiment weakened again in the second quarter, as fears over the European debt crises re-emerged. Perhaps most worrisome of all to investors was the possibility of Greece pulling out of the euro and its ramifications for the future of the Eurozone and its common currency. However, the period closed on a positive note for the markets, which rallied over the summer of 2012. The results of elections in Greece and continued efforts by European policymakers to stabilize the situation in the region appeared to soothe market jitters slightly in the final months of the period.

FUND PERFORMANCE

During the period, U.K.-based information technology stocks Imagination Technologies Group plc and Telecity Group plc were two of the top performing holdings in the Fund. Imagination Technologies is a multimedia and communication technologies company who provides chips for Apple products, including iPads and other tablets and smartphones. Its stock rallied in early 2012 on the success of those technologies. Telecity Group is a provider of network-independent data centers throughout Europe that performed positively during the period. As information continues to be digitized, Telecity has benefited from the proliferation of data and the global need for instant access. The world’s cable and data center networks are arranged much like the airline industry’s hub and spoke system, with the world’s busiest hubs located in Amsterdam, Frankfurt and London. Telecity owns data centers in all three cities, housing the servers of both telecom companies and content providers to ensure that customers can communicate in real time. We believe the location of Telecity’s data centers provides a crucial and durable competitive advantage, especially given the hurdles of adding capacity in city centers.

Additional individual stocks contributing to the outperformance were IP Group plc, materials stock Croda International plc, and industrials holding Bunzl plc, all based out of the U.K. IP Group is a U.K. based developer of intellectual property based businesses. A number of the company’s subsidiaries

2	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

announced positive developments during the period, which benefited its stock price. One major announcement was Oxford Nanopore Technologies Ltd.’s development of a technology that is designed to analyze DNA on a portable device. Croda International, the Fund’s top common stock holding at period end, is a specialty chemicals firm domiciled in the U.K. The company’s stock performed well primarily on increased sales driven by high demand. Bunzl, also a U.K. domiciled firm, supplies a broad range of non-food consumable products that allow their customers to operate (e.g. shopping bags and plastic silverware). The company has customers in industries such as grocery, foodservice, cleaning and safety, non-food retail and health care. Bunzl’s stock rose during the period primarily as a result of increased profits and a few beneficial acquisitions.

The most significant detractors from the Fund’s performance were Start Today Co. Ltd. and Dr.Ci:Labo Co. Ltd. Start Today is a Japanese online retailer that operates Zozotown, an Internet shopping site that targets men and women in their 20s and 30s. The stock sold off early in 2012 due to near-term concerns about consumer spending in Japan. Dr.Ci:Labo is a Japan domiciled maker of high-end medicated cosmetics and daily use skin-care. The company saw declines as it attempted to deviate from its traditional strength as a direct consumer seller of cosmetics and expanded unsuccessfully in the wholesale channel.

Also detracting from performance were U.K.-based Blinkx plc and India-based Indraprastha Gas Ltd. Blinkx is a video search engine company whose technology allows indexing of video content, rather than its descriptive tags. The company completed an acquisition of Burst Media in May 2011, with guidance that the deal would be beneficial to earnings in the second half of 2011, however its 2011 earnings increase fell short of estimates. Additionally, in the fourth quarter of 2011 Blinkx announced an acquisition of Prime Visibility Media Group, an online advertising company that is not expected to grow revenues until 2014. Both acquisitions have caused short-term concerns that have triggered a sell-off of the stock. Indraprastha is a distributor of natural gas in India. Shares of the stock declined during the period as India’s Petroleum and Natural Gas Regulatory Board sought to regulate the company’s network tariff and compression charges. The Delhi High Court has since overruled the Regulatory Board in favor of Indraprastha.

OUTLOOK

At period end, we remain focused on investing in small companies headquartered outside of the U.S. that operate in dynamic industries and that we believe appear positioned to grow substantially over the long term. We use rigorous fundamental research to analyze these companies as well as industry dynamics. We seek companies that have the potential for above-average

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND	3

industry growth due to a combination of elements such as competitive advantages, unique product offerings, defendable market positions, high quality management teams and ability to produce a high return on capital deployed. We view entry price as a key component of future returns and therefore will be contrarian in purchase timing.

The Global Equity team uses several secular growth themes as a way to focus attention on segments of the global marketplace that may grow faster than world GDP. We call these distinct themes MANTRA® (Mass Affluence, New Technology, Restructuring, Aging).

Mass Affluence is a phenomenon of rising per capita income worldwide that may drive increasing demand for an extensive variety of goods and services. New Technology includes companies whose technology products and innovations transform how people and businesses conduct day-to-day tasks. Restructuring presents opportunities resulting from a company reorganization, new strategies or new management that can dramatically improve a firm’s prospects. Aging populations have created investment opportunities in sectors ranging from healthcare to leisure to financial services.

Rezo Kanovich Portfolio Manager

4	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Top Holdings and Allocations

TOP TEN GEOGRAPHICAL HOLDINGS
United Kingdom	25.6%
Japan	15.6
Germany	14.4
Switzerland	5.9
United States	4.8
Brazil	4.5
France	4.2
India	3.3
Norway	2.7
Sweden	2.6

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2012, and are based on the total market value of investments.

TOP TEN COMMON STOCK HOLDINGS
Croda International plc	1.8%
Almirall SA	1.8
Spirax-Sarco Engineering plc	1.8
Dialog Semiconductor plc	1.7
Electrocomponents plc	1.6
Wirecard AG	1.6
Yokogawa Electric Corp.	1.6
ThromboGenics NV	1.6
Bunzl plc	1.6
Dunelm Group plc	1.5

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2012, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2012, and are based on the total market value of investments.

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND	5

Share Class Performance

Average Annual Total Returns for periods ended 8/31/12

AVERAGE ANNUAL RETURNS WITHOUT SALES CHARGE

	Inception Date	1-Year	5-Year	10-Year
Class A (OSMAX)	11/17/97	–1.39%	–0.62%	15.84%
Class B (OSMBX)	11/17/97	–2.10%	–1.46%	15.24%
Class C (OSMCX)	11/17/97	–2.07%	–1.37%	14.77%
Class I (OSCIX)	12/29/11	N/A	N/A	10.99%*
Class N (OSMNX)	3/1/01	–1.67%	–0.47%	15.43%
Class Y (OSMYX)	9/7/05	–0.95%	–0.20%	8.18%*

AVERAGE ANNUAL RETURNS WITH SALES CHARGE
	Inception Date	1-Year	5-Year	10-Year
Class A	11/17/97	–7.06%	–1.79%	15.15%
Class B	11/17/97	–6.83%	–1.74%	15.24%
Class C	11/17/97	–3.01%	–1.37%	14.77%
Class I	12/29/11	N/A	N/A	10.99%*
Class N	3/1/01	–2.61%	–0.47%	15.43%
Class Y	9/7/05	–0.95%	–0.20%	8.18%*

*Shows performance since inception.

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10 year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the MSCI EAFE Index® and the MSCI All Country World Ex U.S. Small Cap Net Index. The MSCI EAFE Index is a broad-based index that is widely used as a measure of international stock market performance. The MSCI All

6	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Country World Ex U.S. Small Cap Net Index is a free float-adjusted market capitalization-weighted index designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States, and approximates the minimum possible dividend reinvestment. Indices cannot be purchased directly by investors. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND	7

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Actual	Beginning Account Value March 1, 2012	Ending Account Value August 31, 2012	Expenses Paid During 6 Months Ended August 31, 2012
Class A	$1,000.00	$986.50	$6.46
Class B	1,000.00	981.70	11.07
Class C	1,000.00	983.10	10.12
Class I	1,000.00	988.80	4.16
Class N	1,000.00	985.00	8.07
Class Y	1,000.00	988.80	4.06

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.65	6.57
Class B	1,000.00	1,014.03	11.25
Class C	1,000.00	1,014.98	10.28
Class I	1,000.00	1,020.96	4.23
Class N	1,000.00	1,017.04	8.20
Class Y	1,000.00	1,021.06	4.12

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended August 31, 2012 are as follows:

Class	Expense Ratios
Class A	1.29%
Class B	2.21
Class C	2.02
Class I	0.83
Class N	1.61
Class Y	0.81

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND	9

STATEMENT OF INVESTMENTS    August 31, 2012

	Shares	Value
Common Stocks—97.5%
Consumer Discretionary—19.0%
Auto Components—0.6%
ElringKlinger AG	200,000	$5,862,598
Distributors—1.0%
Inchcape plc	1,700,000	9,947,124
Diversified Consumer Services—0.7%
Kroton Educacional SA1	381,000	6,231,440
Hotels, Restaurants & Leisure—2.5%
Home Inns & Hotels Management, Inc., ADR[1]	100,000	2,306,000
JD Wetherspoon plc	1,500,000	10,668,011
OPAP SA	574,908	3,976,391
Rezidor Hotel Group AB1	2,000,000	6,946,332

		23,896,734
Household Durables—0.9%
SEB SA	130,000	9,057,029
Internet & Catalog Retail—2.1%
ASOS plc[1]	171,006	4,952,227
Ocado Group plc[1]	3,423,650	3,288,939
Start Today Co. Ltd.	692,758	10,069,080
Yoox SpA[1]	200,000	2,339,505

		20,649,751
Media—3.8%
CTS Eventim AG	229,462	6,667,051
CyberAgent, Inc.	4,400	9,021,578
GfK SE	276,044	12,156,302
Schibsted Gruppen AS	237,835	8,503,268

		36,348,199
Multiline Retail—1.1%
Don Quijote Co. Ltd.	300,000	10,924,069
Specialty Retail—4.4%
Delticom AG	33,310	2,199,606
Dufry Group[1]	79,892	9,757,418
Dunelm Group plc	1,600,000	14,922,793
SuperGroup plc[1]	962,680	7,337,267
USS Co. Ltd.	74,600	8,013,104

		42,230,188

	Shares	Value
Textiles, Apparel & Luxury Goods—1.9%
Asics Corp.	500,000	$6,625,850
Bijou Brigitte Modische Accessoires AG	60,000	3,772,640
Restoque Comercio e Confeccoes de Roupas SA	600,000	2,571,555
Tod’s SpA	49,733	5,295,203

		18,265,248
Consumer Staples—7.2%
Beverages—1.5%
Remy Cointreau SA	42,380	4,840,672
Treasury Wine Estates Ltd.	2,000,000	9,804,901

		14,645,573
Food & Staples Retailing—0.6%
Eurocash SA	450,732	5,439,846
Food Products—2.0%
Aryzta AG	140,518	6,910,359
PT Mayora Indah	3,660,500	7,908,369
Viscofan SA	111,280	4,928,266

		19,746,994
Personal Products—3.1%
Colgate-Palmolive (India) Ltd.	500,000	10,851,685
Dr. Ci:Labo Co. Ltd.	2,317	9,055,521
Hypermarcas SA1	1,539,500	10,071,708

		29,978,914
Financials—8.9%
Capital Markets—2.6%
CETIP SA	622,200	7,954,131
EFG International AG	539,072	4,093,717
IP Group plc[1]	5,000,000	10,122,582
Tullett Prebon plc	600,000	2,762,870

		24,933,300
Consumer Finance—0.6%
International Personal Finance plc	1,308,560	6,011,090
Diversified Financial Services—0.7%
Crisil Ltd.	287,694	4,758,265
Osaka Securities Exchange Co. Ltd.	515	2,338,368

		7,096,633

10	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

	Shares	Value
Insurance—3.9%
Amlin plc	1,564,240	$9,577,486
Delta Lloyd NV	649,695	8,912,553
Euler Hermes SA	136,330	8,414,891
Porto Seguro SA	567,400	5,241,027
St. Jame’s Place Capital plc	909,120	5,019,229

		37,165,186
Real Estate Investment Trusts—1.1%
Frasers Centrepoint Trust	7,000,000	10,024,067
Health Care—20.3%
Biotechnology—5.7%
Abcam plc	2,300,000	14,882,181
Algeta ASA[1]	300,000	7,661,315
Basilea Pharmaceutica AG1	95,191	4,905,622
Medivir AB, Cl. B1	489,887	4,845,459
Swedish Orphan Biovitrum AB1	1,911,169	7,417,028
ThromboGenics NV1	433,073	15,208,541

		54,920,146
Health Care Equipment & Supplies—4.6%
Carl Zeiss Meditec AG	500,000	12,175,488
China Kanghui Holdings, Inc., Sponsored ADR[1]	113,930	2,847,111
Elekta AB, B Shares	109,635	5,587,541
Microport Scientific Corp.	7,276,000	3,001,979
Sartorius AG, Preference	138,909	9,592,101
Sirona Dental Systems, Inc.[1]	215,480	11,450,607

		44,654,827
Health Care Providers & Services—2.1%
Bangkok Dusit Medical Services Public Co. Ltd.	2,807,300	9,272,556
Celesio AG	323,742	5,918,683
Synergy Health plc	327,280	4,580,922

		19,772,161
Health Care Technology—0.9%
M3, Inc.	1,662	8,798,761
Life Sciences Tools & Services—3.1%
Bruker Corp.[1]	755,470	9,148,742

	Shares	Value
Life Sciences Tools & Services Continued
EPS Corp.	2,000	$5,933,968
MorphoSys AG1	600,963	14,739,860

		29,822,570
Pharmaceuticals—3.9%
Almirall SA1	2,278,349	17,221,389
BTG plc[1]	1,533,310	7,357,590
Hikma Pharmaceuticals plc	400,000	4,636,540
Santen Pharmaceutical Co. Ltd.	200,000	8,733,885

		37,949,404
Industrials—14.2%
Building Products—1.2%
Kaba Holding AG, B Shares	30,000	11,642,401
Commercial Services & Supplies—1.7%
Bilfinger Berger SE	119,000	10,002,981
Mulitplus SA	314,200	6,730,093

		16,733,074
Electrical Equipment—1.7%
Nexans SA	150,000	6,987,384
Vacon OYJ	190,588	9,109,408

		16,096,792
Machinery—4.7%
Aalberts Industries NV	400,000	6,849,970
Burckhardt Compression Holding AG	6,124	1,667,791
NORMA Group	219,022	5,519,352
Pfeiffer Vacuum Technology AG	40,000	3,974,643
Rotork plc	296,210	10,338,048
Spirax-Sarco Engineering plc	540,070	16,885,227

		45,235,031
Road & Rail—1.6%
ComfortDelGro Corp. Ltd.	8,543,000	11,479,763
Tegma Gestao Logistica SA	287,300	4,500,783

		15,980,546

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND	11

STATEMENT OF INVESTMENTS    Continued

	Shares	Value
Trading Companies & Distributors—2.5%
Bunzl plc	839,070	$14,975,304
Monotaro Co. Ltd.	425,000	9,129,740

		24,105,044
Transportation Infrastructure—0.8%
Flughafen Zuerich AG	19,000	7,313,816
Information Technology—21.9%
Computers & Peripherals—0.6%
Wincor Nixdorf AG	137,729	5,249,896
Electronic Equipment & Instruments—5.9%
Electrocomponents plc	4,500,000	15,884,118
Halma plc	1,510,810	9,751,727
Hirose Electric Co.	45,100	4,691,807
Ingenico SA	208,190	11,043,989
Yokogawa Electric Corp.	1,306,500	15,329,953

		56,701,594
Internet Software & Services—5.8%
Blinkx plc[1]	5,000,000	3,652,069
Kakaku.com, Inc.	212,356	7,602,451
Moneysupermarket.com Group plc	3,544,230	7,597,432
Opera Software ASA[2]	1,651,454	10,030,659
So-net Entertainment Corp.	1,345	9,763,002
Sohu.com, Inc.[1]	26,000	1,018,420
Telecity Group plc	883,110	12,199,589
Velti plc[1]	612,880	4,247,258

		56,110,880
IT Services—2.9%
Computacenter plc	80,396	487,906
Satyam Computer Services Ltd.[1]	7,158,261	12,000,141
Wirecard AG	727,545	15,579,661

		28,067,708
Semiconductors & Semiconductor Equipment—3.6%
Dialog Semiconductor plc[1]	780,402	16,799,885
DISCO Corp.	178,900	8,932,019

	Shares	Value
Semiconductors & Semiconductor Equipment Continued
Imagination Technologies Group plc[1]	896,290	$8,496,382

		34,228,286
Software—3.1%
Konami Co. Ltd.	317,800	7,342,075
NICE Systems Ltd., Sponsored ADR[1]	282,920	8,849,738
Temenos Group AG1	400,000	5,677,176
Trend Micro, Inc.	300,000	8,369,634

		30,238,623
Materials—4.6%
Chemicals—4.6%
Croda International plc	468,070	17,510,447
Sika AG	2,562	4,951,178
Symrise AG, Unsponsored ADR	267,000	9,038,923
Victrex plc	600,000	12,785,417

		44,285,965
Utilities—1.4%
Gas Utilities—1.4%
ENN Energy Holdings Ltd.	2,382,000	9,397,843
Indraprastha Gas Ltd.	1,000,000	4,278,719

		13,676,562

Total Common Stocks (Cost $885,985,670)		940,038,070
Investment Company—2.6%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.19%[2,3] (Cost $24,918,552)	24,918,552	24,918,552
Total Investments, at Value (Cost $910,904,222)	100.1%	964,956,622
Liabilities in Excess of Other Assets	(0.1)	(1,360,106)

Net Assets	100.0%	$963,596,516

12	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 31, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares August 31, 2011	Gross Additions	Gross Reductions	Shares August 31, 2012
GWR Global Water Resources Corp. Legend Shares	500,000	—	500,000	—
Opera Software ASA[a]	10,029,383	—	8,377,929	1,651,454
Oppenheimer Institutional Money Market Fund, Cl. E	198,156,054	253,182,399	426,419,901	24,918,552

		Value	Income	Realized Gain (Loss)
GWR Global Water Resources Corp. Legend Shares		$—	$—	$(2,200,253)
Opera Software ASA[a]		— [b]	46,436	31,264,252
Oppenheimer Institutional Money Market Fund, Cl. E		24,918,552	39,875	—

		$24,918,552	$86,311	$29,063,999

a. No longer an affiliate as of August 31, 2012.

b. The security is no longer an affiliate, therefore, the value has been excluded from this table.

3. Rate shown is the 7-day yield as of August 31, 2012.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United Kingdom	$246,630,517	25.6%
Japan	150,674,865	15.6
Germany	139,249,670	14.4
Switzerland	56,919,478	5.9
United States	46,536,321	4.8
Brazil	43,300,737	4.5
France	40,343,965	4.2
India	31,888,810	3.3
Norway	26,195,242	2.7
Sweden	24,796,360	2.6
Spain	22,149,655	2.3
Singapore	21,503,830	2.2
The Netherlands	15,762,523	1.6
Belgium	15,208,541	1.6
Australia	9,804,901	1.0
Cayman Islands	9,397,843	1.0
Thailand	9,272,556	1.0
Finland	9,109,408	0.9
Israel	8,849,738	0.9
China	8,155,090	0.9
Indonesia	7,908,369	0.8
Italy	7,634,708	0.8
Poland	5,439,846	0.6
Ireland	4,247,258	0.4
Greece	3,976,391	0.4

Total	$964,956,622	100.0%

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND	13

STATEMENT OF INVESTMENTS    Continued

Foreign Currency Exchange Contracts as of August 31, 2012 are as follows:
Counterparty/Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Date	Value	Unrealized Appreciation	Unrealized Depreciation
JPMorgan Chase
Indonesia Rupiah (IDR)	Sell	3,113,643	IDR	9/4/12	$326,549	$—	$1,834
Credit Suisse:
Swedish Krona (SEK)	Buy	1,272	SEK	9/4/12	192,126	2,113	—
Swiss Franc (CHF)	Buy	107	CHF	9/4/12	111,839	622	—

						2,735	—
Nomura Securities
Swiss Franc (CHF)	Buy	155	CHF	9/5/12	161,887	181	—

Total unrealized appreciation and depreciation						$2,916	$1,834

See accompanying Notes to Financial Statements.

14	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF ASSETS AND LIABILITIES    August 31, 2012

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $885,985,670)	$940,038,070
Affiliated companies (cost $24,918,552)	24,918,552
964,956,622
Cash	19,037
Cash—foreign currencies (cost $196,559)	197,407
Unrealized appreciation on foreign currency exchange contracts	2,916
Receivables and other assets:
Dividends	1,995,743
Shares of beneficial interest sold	388,135
Investments sold	326,549
Other	122,384
Total assets	968,008,793
Liabilities
Unrealized depreciation on foreign currency exchange contracts	1,834
Payables and other liabilities:
Shares of beneficial interest redeemed	2,052,404
Foreign capital gains tax	1,014,794
Investments purchased	663,282
Trustees’ compensation	245,500
Transfer and shareholder servicing agent fees	135,799
Distribution and service plan fees	119,199
Shareholder communications	54,193
Other	125,272
Total liabilities	4,412,277
Net Assets	$963,596,516
Composition of Net Assets
Paid-in capital	$1,325,435,316
Accumulated net investment income	933,734
Accumulated net realized loss on investments and foreign currency transactions	(415,819,970)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	53,047,436
Net Assets	$963,596,516

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND	15

STATEMENT OF ASSETS AND LIABILITIES    Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $454,037,318 and 22,078,212 shares of beneficial interest outstanding)	$20.56
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$21.81
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $13,159,973 and 675,763 shares of beneficial interest outstanding)	$19.47
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $76,155,419 and 3,945,112 shares of beneficial interest outstanding)	$19.30
Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $1,092,560 and 53,567 shares of beneficial interest outstanding)	$20.40
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $24,303,301 and 1,230,747 shares of beneficial interest outstanding)	$19.75
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $394,847,945 and 19,304,620 shares of beneficial interest outstanding)	$20.45

See accompanying Notes to Financial Statements.

16	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF OPERATIONS    For the Year Ended August 31, 2012

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $1,478,594)	$18,715,399
Affiliated companies (net of foreign withholding taxes of $7,990)	86,311
Interest	670
Other income	7,406
Total investment income	18,809,786
Expenses
Management fees	7,551,884
Distribution and service plan fees:
Class A	1,143,774
Class B	179,577
Class C	811,965
Class N	126,378
Transfer and shareholder servicing agent fees:
Class A	1,136,825
Class B	103,388
Class C	190,163
Class I	58
Class N	80,886
Class Y	78,739
Shareholder communications:
Class A	63,343
Class B	5,743
Class C	10,144
Class I	7
Class N	1,824
Class Y	6,268
Custodian fees and expenses	173,025
Trustees’ compensation	36,040
Administration service fees	1,500
Other	102,397
Total expenses	11,803,928
Less waivers and reimbursements of expenses	(62,376)
Net expenses	11,741,552
Net Investment Income	7,068,234

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND	17

STATEMENT OF OPERATIONS    Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies (net of foreign capital gains tax of $504,809)	$4,904,916
Affiliated companies	29,063,999
Foreign currency transactions	(4,441,832)
Net realized gain	29,527,083
Net change in unrealized appreciation/depreciation on:
Investments	14,252,593
Translation of assets and liabilities denominated in foreign currencies	(72,333,752)
Net change in unrealized appreciation/depreciation	(58,081,159)
Net Decrease in Net Assets Resulting from Operations	$(21,485,842)

See accompanying Notes to Financial Statements.

18	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended August 31,	2012	2011
Operations
Net investment income	$7,068,234	$611,844
Net realized gain	29,527,083	127,159,523
Net change in unrealized appreciation/depreciation	(58,081,159)	137,207,131
Net increase (decrease) in net assets resulting from operations	(21,485,842)	264,978,498
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(21,944,514)	(61,013,120)
Class B	(678,771)	(3,770,530)
Class C	(3,243,738)	(10,396,345)
Class I	—	—
Class N	(1,106,077)	(3,832,391)
Class Y	(18,466,702)	(55,655,095)
	(45,439,802)	(134,667,481)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(64,521,373)	(79,274,706)
Class B	(14,150,657)	(15,534,834)
Class C	(14,045,559)	(17,892,486)
Class I	1,038,831	—
Class N	(4,293,941)	(10,176,542)
Class Y	9,778,100	(80,651,810)
	(86,194,599)	(203,530,378)
Net Assets
Total decrease	(153,120,243)	(73,219,361)
Beginning of period	1,116,716,759	1,189,936,120
End of period (including accumulated net investment income of $933,734 and $41,781,477, respectively)	$963,596,516	$1,116,716,759

See accompanying Notes to Financial Statements.

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND	19

FINANCIAL HIGHLIGHTS

Class A Year Ended August 31,	2012	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$21.90	$19.70	$17.57	$17.90	$30.52
Income (loss) from investment operations:
Net investment income (loss)[1]	.12	(.01)	(.03)	(.05)	(.12)
Net realized and unrealized gain (loss)	(.55)	4.37	2.86	(.28)	(6.83)
Total from investment operations	(.43)	4.36	2.83	(.33)	(6.95)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.91)	(2.16)	(.70)	—	(1.06)
Distributions from net realized gain	—	—	—	—	(4.51)
Tax return of capital distribution	—	—	—	—	(.10)
Total dividends and/or distributions to shareholders	(.91)	(2.16)	(.70)	—	(5.67)
Net asset value, end of period	$20.56	$21.90	$19.70	$17.57	$17.90
Total Return, at Net Asset Value[2]	(1.39)%	21.27%	16.28%	(1.84)%	(28.97)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$454,037	$552,604	$566,559	$600,819	$ 938,263
Average net assets (in thousands)	$476,217	$658,653	$616,135	$463,400	$1,617,877
Ratios to average net assets:[3]
Net investment income (loss)	0.61%	(0.03)%	(0.13)%	(0.44)%	(0.46)%
Total expenses[4]	1.29%	1.23%	1.28%	1.45%	1.14%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.29%	1.22%	1.28%	1.41%	1.14%
Portfolio turnover rate	46%	122%	107%	111%	67%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2012	1.29%
Year Ended August 31, 2011	1.24%
Year Ended August 31, 2010	1.28%
Year Ended August 31, 2009	1.45%
Year Ended August 31, 2008	1.14%

See accompanying Notes to Financial Statements.

20	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Class B Year Ended August 31,	2012	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$20.59	$18.63	$16.68	$17.13	$29.16
Income (loss) from investment operations:
Net investment loss[1]	(.08)	(.23)	(.20)	(.14)	(.32)
Net realized and unrealized gain (loss)	(.43)	4.14	2.72	(.31)	(6.55)
Total from investment operations	(.51)	3.91	2.52	(.45)	(6.87)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.61)	(1.95)	(.57)	—	(.55)
Distributions from net realized gain	—	—	—	—	(4.51)
Tax return of capital distribution	—	—	—	—	(.10)
Total dividends and/or distributions to shareholders	(.61)	(1.95)	(.57)	—	(5.16)
Net asset value, end of period	$19.47	$20.59	$18.63	$16.68	$17.13
Total Return, at Net Asset Value[2]	(2.10)%	20.07%	15.24%	(2.63)%	(29.54)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,160	$29,111	$39,428	$48,302	$ 70,078
Average net assets (in thousands)	$18,009	$40,509	$46,429	$37,192	$116,865
Ratios to average net assets:[3]
Net investment loss	(0.40)%	(1.03)%	(1.08)%	(1.26)%	(1.30)%
Total expenses[4]	2.40%	2.20%	2.27%	2.47%	1.99%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.17%	2.18%	2.20%	2.23%	1.99%
Portfolio turnover rate	46%	122%	107%	111%	67%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2012	2.40%
Year Ended August 31, 2011	2.21%
Year Ended August 31, 2010	2.27%
Year Ended August 31, 2009	2.47%
Year Ended August 31, 2008	1.99%

See accompanying Notes to Financial Statements.

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND	21

FINANCIAL HIGHLIGHTS    Continued

Class C Year Ended August 31,	2012	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$20.56	$18.61	$16.65	$17.10	$29.19
Income (loss) from investment operations:
Net investment loss[1]	(.03)	(.17)	(.17)	(.14)	(.30)
Net realized and unrealized gain (loss)	(.49)	4.12	2.71	(.31)	(6.55)
Total from investment operations	(.52)	3.95	2.54	(.45)	(6.85)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.74)	(2.00)	(.58)	—	(.63)
Distributions from net realized gain	—	—	—	—	(4.51)
Tax return of capital distribution	—	—	—	—	(.10)
Total dividends and/or distributions to shareholders	(.74)	(2.00)	(.58)	—	(5.24)
Net asset value, end of period	$19.30	$20.56	$18.61	$16.65	$17.10
Total Return, at Net Asset Value[2]	(2.07)%	20.30%	15.43%	(2.63)%	(29.52)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$76,156	$ 96,197	$102,571	$107,756	$172,159
Average net assets (in thousands)	$81,613	$115,526	$111,524	$ 84,374	$296,798
Ratios to average net assets:[3]
Net investment loss	(0.14)%	(0.79)%	(0.91)%	(1.23)%	(1.23)%
Total expenses[4]	2.04%	1.99%	2.07%	2.27%	1.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.04%	1.98%	2.07%	2.19%	1.91%
Portfolio turnover rate	46%	122%	107%	111%	67%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2012	2.04%
Year Ended August 31, 2011	2.00%
Year Ended August 31, 2010	2.07%
Year Ended August 31, 2009	2.27%
Year Ended August 31, 2008	1.91%

See accompanying Notes to Financial Statements.

22	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Class I Period Ended August 31,	2012[1]

Per Share Operating Data
Net asset value, beginning of period	$18.38
Income (loss) from investment operations:
Net investment income[2]	.15
Net realized and unrealized gain	1.87
Total from investment operations	2.02
Dividends and/or distributions to shareholders:
Dividends from net investment income	—
Distributions from net realized gain	—
Total dividends and/or distributions to shareholders	—
Net asset value, end of period	$20.40
Total Return, at Net Asset Value[3]	10.99%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,093
Average net assets (in thousands)	$ 293
Ratios to average net assets:[4]
Net investment income	1.20%
Total expenses[5]	0.83%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.83%
Portfolio turnover rate	46%

1. For the period from December 29, 2011 (inception of offering) to August 31, 2012.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Period Ended August 31, 2012	0.83%

See accompanying Notes to Financial Statements.

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND	23

FINANCIAL HIGHLIGHTS    Continued

Class N Year Ended August 31,	2012	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$21.03	$18.98	$16.97	$17.34	$29.67
Income (loss) from investment operations:
Net investment income (loss)[1]	.05	(.09)	(.09)	(.08)	(.21)
Net realized and unrealized gain (loss)	(.51)	4.23	2.76	(.29)	(6.62)
Total from investment operations	(.46)	4.14	2.67	(.37)	(6.83)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.82)	(2.09)	(.66)	—	(.89)
Distributions from net realized gain	—	—	—	—	(4.51)
Tax return of capital distribution	—	—	—	—	(.10)
Total dividends and/or distributions to shareholders	(.82)	(2.09)	(.66)	—	(5.50)
Net asset value, end of period	$19.75	$21.03	$18.98	$16.97	$17.34
Total Return, at Net Asset Value[2]	(1.67)%	20.88%	15.89%	(2.13)%	(29.23)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,303	$30,562	$36,199	$39,161	$43,687
Average net assets (in thousands)	$25,519	$40,162	$40,738	$28,643	$72,854
Ratios to average net assets:[3]
Net investment income (loss)	0.28%	(0.39)%	(0.48)%	(0.71)%	(0.85)%
Total expenses[4]	1.62%	1.56%	1.63%	1.98%	1.53%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.62%	1.55%	1.62%	1.69%	1.53%
Portfolio turnover rate	46%	122%	107%	111%	67%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2012	1.62%
Year Ended August 31, 2011	1.57%
Year Ended August 31, 2010	1.63%
Year Ended August 31, 2009	1.98%
Year Ended August 31, 2008	1.53%

See accompanying Notes to Financial Statements.

24	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Class Y Year Ended August 31,	2012	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$21.81	$19.62	$17.49	$17.90	$30.61
Income (loss) from investment operations:
Net investment income (loss)[1]	.22	.09	.07	— [2]	(.03)
Net realized and unrealized gain (loss)	(.57)	4.36	2.83	(.33)	(6.82)
Total from investment operations	(.35)	4.45	2.90	(.33)	(6.85)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(1.01)	(2.26)	(.77)	(.08)	(1.25)
Distributions from net realized gain	—	—	—	—	(4.51)
Tax return of capital distribution	—	—	—	—	(.10)
Total dividends and/or distributions to shareholders	(1.01)	(2.26)	(.77)	(.08)	(5.86)
Net asset value, end of period	$20.45	$21.81	$19.62	$17.49	$17.90
Total Return, at Net Asset Value[3]	(0.95)%	21.77%	16.80%	(1.42)%	(28.72)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$394,848	$408,243	$445,179	$337,529	$321,068
Average net assets (in thousands)	$381,371	$584,364	$393,600	$214,703	$437,593
Ratios to average net assets:[4]
Net investment income (loss)	1.12%	0.39%	0.36%	0.04%	(0.13)%
Total expenses[5]	0.82%	0.83%	0.86%	0.95%	0.81%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.82%	0.82%	0.86%	0.95%	0.81%
Portfolio turnover rate	46%	122%	107%	111%	67%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2012	0.82%
Year Ended August 31, 2011	0.84%
Year Ended August 31, 2010	0.86%
Year Ended August 31, 2009	0.95%
Year Ended August 31, 2008	0.81%

See accompanying Notes to Financial Statements.

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND	25

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer International Small Company Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). As of August 31, 2012, approximately 35% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares will be permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. Class I shares were first publicly offered on December 29, 2011.

The following is a summary of significant accounting policies consistently followed by the Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

26	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND	27

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on Cost of Securities and Other Investments for Federal Income Tax Purposes
$9,198,393	$—	$417,044,568	$44,966,586

1. As of August 31, 2012, the Fund had $417,044,568 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2017	$183,750,665
2018	168,642,989
2019	7,946,140
No expiration	56,704,774

Total	$417,044,568

2. During the fiscal year ended August 31, 2012, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended August 31, 2011, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for August 31, 2012. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments
$2,476,175	$2,476,175

The tax character of distributions paid during the years ended August 31, 2012 and August 31, 2011 was as follows:

	Year Ended August 31, 2012	Year Ended August 31, 2011
Distributions paid from:
Ordinary income	$45,439,802	$134,667,481

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 31, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if

28	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$918,982,337
Federal tax cost of other investments	500,524

Total federal tax cost	$919,482,861

Gross unrealized appreciation	$124,586,869
Gross unrealized depreciation	(79,620,283)

Net unrealized appreciation	$44,966,586

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended August 31, 2012, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$16,987
Payments Made to Retired Trustees	18,138
Accumulated Liability as of August 31, 2012	135,658

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND	29

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations

30	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND	31

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

32	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of August 31, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$131,757,239	$51,655,141	$—	$183,412,380
Consumer Staples	60,006,426	9,804,901	—	69,811,327
Financials	67,902,832	17,327,444	—	85,230,276
Health Care	169,962,595	25,955,274	—	195,917,869
Industrials	127,976,964	9,129,740	—	137,106,704
Information Technology	156,168,497	54,428,490	—	210,596,987
Materials	44,285,965	—	—	44,285,965
Utilities	9,397,843	4,278,719	—	13,676,562
Investment Company	24,918,552	—	—	24,918,552

Total Investments, at Value	792,376,913	172,579,709	—	964,956,622
Other Financial Instruments:
Foreign currency exchange contracts	—	2,916	—	2,916

Total Assets	$792,376,913	$172,582,625	$—	$964,959,538

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(1,834)	$—	$(1,834)

Total Liabilities	$—	$(1,834)	$—	$(1,834)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND	33

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 1*	Transfers out of Level 1**	Transfers into Level 2**	Transfers out of Level 2*
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$68,582,447	$(21,161,307)	$21,161,307	$(68,582,447)
Consumer Staples	53,953,437	—	—	(53,953,437)
Financials	8,084,724	—	—	(8,084,724)
Health Care	47,142,280	(7,927,387)	7,927,387	(47,142,280)
Industrials	17,401,870	—	—	(17,401,870)
Information Technology	108,915,806	(15,857,386)	15,857,386	(108,915,806)

Total Assets	$304,080,564	$(44,946,080)	$44,946,080	$(304,080,564)

*Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price. As of the prior reporting period end, these securities were absent of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

**Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended August 31, 2012[1]		Year Ended August 31, 2011
	Shares	Amount	Shares	Amount
Class A
Sold	2,850,908	$57,018,786	3,648,785	$85,985,751
Dividends and/or distributions reinvested	1,124,479	20,341,831	2,321,221	55,268,274
Redeemed	(7,134,908)	(141,881,990)	(9,493,828)	(220,528,731)

Net decrease	(3,159,521)	$(64,521,373)	(3,523,822)	$(79,274,706)

Class B
Sold	73,924	$1,400,538	108,558	$2,429,650
Dividends and/or distributions reinvested	38,065	655,486	157,459	3,550,692
Redeemed	(850,082)	(16,206,681)	(968,776)	(21,515,176)

Net decrease	(738,093)	$(14,150,657)	(702,759)	$(15,534,834)

34	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

	Year Ended August 31, 2012[1]		Year Ended August 31, 2011
	Shares	Amount	Shares	Amount
Class C
Sold	306,496	$5,708,432	295,021	$6,569,648
Dividends and/or distributions reinvested	164,692	2,811,293	390,008	8,767,385
Redeemed	(1,204,152)	(22,565,284)	(1,519,276)	(33,229,519)

Net decrease	(732,964)	$(14,045,559)	(834,247)	$(17,892,486)

Class I
Sold	58,137	$1,128,365	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(4,570)	(89,534)	—	—

Net increase	53,567	$1,038,831	—	$—

Class N
Sold	215,169	$4,151,367	322,869	$7,272,961
Dividends and/or distributions reinvested	61,980	1,079,075	151,824	3,479,814
Redeemed	(499,854)	(9,524,383)	(928,127)	(20,929,317)

Net decrease	(222,705)	$(4,293,941)	(453,434)	$(10,176,542)

Class Y
Sold	3,111,578	$62,027,471	6,693,276	$156,798,767
Dividends and/or distributions reinvested	1,014,814	18,205,756	2,227,260	52,674,700
Redeemed	(3,543,121)	(70,455,127)	(12,886,154)	(290,125,277)

Net increase (decrease)	583,271	$9,778,100	(3,965,618)	$(80,651,810)

1. For the year ended August 31, 2012, for Class A, Class B, Class C, Class N and Class Y shares, and for the period from December 29, 2011 (inception of offering) to August 31, 2012, for Class I shares.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended August 31, 2012, were as follows:

	Purchases	Sales
Investment securities	$446,318,418	$492,474,158

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND	35

NOTES TO FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $250 million	0.80%
Next $250 million	0.77
Next $500 million	0.75
Next $1 billion	0.69
Next $4 billion	0.67
Over $6 billion	0.65

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended August 31, 2012, the Fund paid $1,578,584 to OFS for services to the Fund.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75%

36	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2012 were as follows:

Class C	$2,363,073
Class N	797,693

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
August 31, 2012	$44,304	$579	$27,102	$2,605	$13

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended August 31, 2012, the Manager waived fees and/or reimbursed the Fund $21,425 for IMMF management fees.

OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class; this limit also applied to Class A shares prior to November 1, 2011. Effective November 1, 2011, OFS has voluntarily agreed to limit its fees for Class A shares to 0.30% of average annual net assets of the class.

During the year ended August 31, 2012, OFS waived transfer and shareholder servicing agent fees as follows:

Class B	$40,951

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND	37

NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period.

38	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of August 31, 2012, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $2,916, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND	39

NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

Valuations of derivative instruments as of August 31, 2012 are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$2,916	Unrealized depreciation on foreign currency exchange contracts	$1,834

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments from unaffiliated companies (including premiums on options exercised)*	Foreign currency transactions	Total
Foreign exchange contracts	$(4,195,000)	$144,950	$(4,050,050)

*Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Translation of assets and liabilities denominated in foreign currencies	Total
Foreign exchange contracts	$4,186,600	$2,401	$4,189,001

*Includes purchased option contracts and purchased swaption contracts, if any.

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

During the year ended August 31, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $4,210,832 and $5,389,942, respectively.

40	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the year ended August 31, 2012, the Fund had an ending monthly average market value of $1,431 on purchased put options.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

As of August 31, 2012, the Fund had no outstanding written or purchased options.

7. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND	41

NOTES TO FINANCIAL STATEMENTS    Continued

7. Pending Litigation Continued

policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. In June 2012, the court granted appellees’ motion to dismiss the appeal. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and

42	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND	43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer International Small Company Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer International Small Company Fund, including the statement of investments, as of August 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer International Small Company Fund as of August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

October 16, 2012

44	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2012, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2011.

Dividends, if any, paid by the Fund during the fiscal year ended August 31, 2012 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 0.08% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the fiscal year ended August 31, 2012 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $17,714,215 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2012, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended August 31, 2012, the maximum amount allowable but not less than $45,852 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $2,041,100 of foreign income taxes were paid by the Fund during the fiscal year ended August 31, 2012. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

Gross income of the maximum amount allowable but not less than $13,613,628 was derived from sources within foreign countries or possessions of the United States.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND	45

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

46	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

TRUSTEES AND OFFICERS BIOS

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Age: 69	Director of Community Foundation of the Florida Keys (non-profit) (since July 2012); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Insurance Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-August 2011) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Age: 72	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND	47

TRUSTEES AND OFFICERS BIOS    Continued

David K. Downes, Continued	Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2005) Age: 71	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 1999) Age: 73	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Age: 69	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 58 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Age: 60	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time

48	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Joel W. Motley, Continued	he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary Ann Tynan, Trustee (since 2008) Age: 66	Director and Secretary of the Appalachian Mountain Club (non-profit outdoor organization) (since January 2012); Director of Opera House Arts (non-profit arts organization) (since October 2011); Independent Director of the ICI Board of Governors (since October 2011); Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 58 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2005) Age: 71	Director of C-TASC (bio-statistics services) (2007-2012); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2005) Age: 64	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Kanovich, Glavin, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND	49

TRUSTEES AND OFFICERS BIOS    Continued

Rezo Kanovich, Vice President (since 2012) Age: 37	Vice President of the Manager (since May 2009); Senior Research Analyst of the Manager (since 2007) and a Research Analyst of the Manager (since 2005). A portfolio manager and an officer of 1 portfolio in the OppenheimerFunds complex.

William F. Glavin, Jr., President and Principal Executive Officer (since 2009) Age: 54	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 63 portfolios as a Trustee/Director and 95 portfolios as an officer in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Age: 54	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-January 2012); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 95 portfolios in the OppenheimerFunds complex.

50	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 39	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 95 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 61	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 95 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 52	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (June 2003-January 2012); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 95 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND	51

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Manager	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Legal Counsel	Kramer Levin Naftalis & Frankel LLP

©2012 OppenheimerFunds, Inc. All rights reserved.

52	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND	53

PRIVACY POLICY NOTICE

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

54	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

RA0815.001.0812 October 19, 2012

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $27,800 in fiscal 2012 and $27,300 in fiscal 2011.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed $408,556 in fiscal 2012 and $159,500 in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, compliance procedures, GIPS attestation procedures, internal audit training, and surprise exams

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $11,801 in fiscal 2012 and $42,941 in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed $317,764 in fiscal 2012 and no such fees in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $738,121 in fiscal 2012 and $202,441 in fiscal 2011 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

1.

The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current

Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 8/31/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Small Company Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	10/8/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	10/8/2012

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	10/8/2012